UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 12, 2006
                                                           ---------------------

                                HEMOBIOTECH, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             000-51334                             33-0995817
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      (Commission File Number)          (IRS Employer Identification No.)


   14221 DALLAS PARKWAY, SUITE 1500
             DALLAS, TEXAS                                              75254
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (214) 540-8411
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.    OTHER EVENTS.

         On June 12, 2006, HemoBioTech, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company has decided to redeem its outstanding redeemable Class A Warrants. The Company issued the warrants in October 2004 in connection with a private placement of its common stock. The Company has fixed July 14, 2006 as the date for redemption. The redemption price is $0.001 per share. The deadline for exercise of the warrants is 5:00 p.m. Eastern time on July 13, 2006.

         A copy of such press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 8.01.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

Exhibit No.           Description
-----------           -----------

99.1                  Press Release of Hemobiotech, Inc., dated June 12, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2006                    HEMOBIOTECH, INC.


                                             By: /s/ Mark Rosenblum
                                             -----------------------------------
                                             Mark Rosenblum
                                             Chief Financial Officer and
                                             Secretary

                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

99.1                 Press Release of Hemobiotech, Inc., dated June 12, 2006.